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                                            WFMBS MORTGAGE LOAN POOL
                                       20-YEAR THROUGH 30-YEAR FIXED RATE
                                              RELOCATION MORTGAGES
                                              WFMBS SERIES 2000-12
                                        POOL PROFILE (REVISED 10/11/2000)

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                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE
                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $275,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Nov-00
     INTEREST RATE RANGE                                     6.125% -  8.875%
     GROSS WAC                                                          7.80%                (+/- 10 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      358                (+/- 1 month)

     WALTV                                                                77%                (maximum 81%)

     CALIFORNIA %                                                         20%                (maximum 24%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 2%                (maximum  6%)

     AVERAGE LOAN BALANCE                                            $369,086           (maximum $375,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,000,000         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                  0%                (maximum  4%)

     PRIMARY RESIDENCE %                                                 100%                (minimum 96%)

     SINGLE-FAMILY DETACHED %                                             97%                (minimum 93%)

     FULL DOCUMENTATION %                                                 45%                (minimum 40%)

     PREPAYMENT PENALTY %                                                  0%                 (maximum 4%)

     UNINSURED > 80% LTV %                                                13%                (maximum 17%)

     TEMPORARY BUYDOWNS                                                    0%                (maximum  4%)

     WTD. AVERAGE FICO RAW SCORE                                          726                (minimum 722)


                 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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     (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                              WFMBS MORTGAGE LOAN POOL
                                         20-YEAR THROUGH 30-YEAR FIXED RATE
                                                RELOCATION MORTGAGES
                                                WFMBS SERIES 2000-12
                                                 PRICING INFORMATION

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

     RATING AGENCIES                                              TBD by Wells Fargo

     PASS THRU RATE                                                            7.00%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.08%

     PRICING DATE                                                          12-Oct-00

     FINAL STRUCTURE DUE DATE                                              09-Nov-00                9:00 AM

     SETTLEMENT DATE                                                       29-Nov-00

     ASSUMED SUB LEVELS                                                          AAA                 3.000%
                                                                                  AA                 1.250%
                                                                                   A                 0.800%
                                                                                 BBB                 0.550%
                                                                                  BB                 0.300%
                                                                                   B                 0.150%

                                                             Note:  AAA Class will be rated by two rating agencies.
                                                             AA through B Classes will be rated by one rating agency.

     * SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.
     --------------------------------------------------------------------------------------------------------

     * THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
     ------------------------------------------------

     WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-12. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

     WFMBS CONTACTS                                    Brad Davis (301) 846-8009
                                                      Lori Maller (301) 846-8185


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